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                                                                     Exhibit 23A



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 25, 2000, included in this Form 10KSB into International Lottery & Totalizator Systems, Inc.'s previously filed From S-8, No. 2-99618, No. 33-34121, No. 33-34123, No. 33-79938 and No. 33-69008, and
Form S-3 No. 33-78194.



ARTHUR ANDERSEN LLP




San Diego, California
March 28, 2000